Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of April 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of April 15, 2004

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 55	F&G 780 Mod II	300	Disposition pending		Gulf of Mexico		Estimated May 04
ENSCO 60	Levingston 111-C	300	Energy Partners	Mid 30's	Gulf of Mexico	Apr. 04
ENSCO 64	MLT Enhn. 53-S	350	Dominion	Mid 40's	Gulf of Mexico	May 04
ENSCO 67	MLT 84-S	400	Newfield	High 20's	Gulf of Mexico	Apr. 04	On S-T job pending May 04 move to Singapore shipyard through Q1 05
ENSCO 68	MLT Enhn. 84-C	400	Shipyard		Gulf of Mexico	Nov. 04
ENSCO 69	MLT 84-S	400	Stone Energy	High 30's	Gulf of Mexico	May 04
ENSCO 74	MLT Enhn. 116-C	400	BP	Mid 50's	Gulf of Mexico	Apr. 04
ENSCO 75	MLT Super 116-C	400	Spinnaker	Mid 40's	Gulf of Mexico	Jul. 04
ENSCO 81	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Apr. 04
ENSCO 82	MLT 116-C	350	ChevronTexaco	Low 50's	Gulf of Mexico	Apr. 04	Plus options, mid 40's
ENSCO 83	MLT 82 SD-C	250	Apache	Low 30's	Gulf of Mexico	Apr. 04	Next to Hunt to Jun. 04, mid 30's
ENSCO 84	MLT 82 SD-C	250	Forest Oil	Low 30's	Gulf of Mexico	May 04
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Sep. 04	Market rate, well to well
ENSCO 87	MLT 116-C	350	Mission Resources	Mid 30's	Gulf of Mexico	Apr. 04	Next to Newfield to May 04, mid 30's
ENSCO 88	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Aug. 04
ENSCO 89	MLT 82 SD-C	250	Apache	Mid 30's	Gulf of Mexico	May 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Mid 30's	Gulf of Mexico	Jun. 04
ENSCO 93	MLT 82 SD-C	250	Westport	Mid 30's	Gulf of Mexico	Apr. 04	May 04 move to Middle East shipyard to Sep. 04
ENSCO 95	Hitachi C-250	250	Hunt Petroleum	Mid 30's	Gulf of Mexico	Apr. 04	May 04 move to Middle East shipyard to Oct. 04
ENSCO 98	MLT 82 SD-C	250	Spinnaker	Low 30's	Gulf of Mexico	May 04
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Nov. 04	Market rate, well to well
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 40's	Gulf of Mexico	Apr. 04
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Shipyard		Gulf of Mexico	May 04
Platform Rigs
ENSCO 23	2000 HP API		Disposition pending		Gulf of Mexico		Estimated May 04
ENSCO 24	2000 HP API		Disposition pending		Gulf of Mexico		Estimated May 04
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	May 04
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Apr. 04
ENSCO 29	3000 HP API		Available		Gulf of Mexico	Apr. 04
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 50's	Denmark	Jun. 04	Market rate, well to well
ENSCO 71	Hitachi K1032N	225	DONG	Mid 50's	Denmark	Jun. 04	Plus options
ENSCO 72	Hitachi K1025N	225	Available		Netherlands	Apr. 04
ENSCO 80	MLT Enhn. 116-C	225	ConocoPhillips	High 40's	UK	Jul. 04	Market rate, plus options
ENSCO 85	MLT 116-C	225	Available		Netherlands	Apr. 04
ENSCO 92	MLT 116-C	225	Available		Netherlands	Apr. 04
ENSCO 101	KFELS MOD V-A	400	DONG	Low 70's	Denmark	Aug. 04	Well to well
Africa
ENSCO 100	MLT-150-88	350	ENI/Agip	Low 70's	Nigeria	May 04
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Dec. 04	Plus options
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 05	Plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	Jun. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Nov. 04	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Low 50's	Qatar	Oct. 04	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	High 60's	Australia	Oct. 04	Rate increases mid May to mid 70's; next to Tap/Strike, mid 70's
ENSCO 57	F&G 780 Mod II	300	Murphy	Mid 50's	Malaysia	Nov. 04	Plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jul. 05	Plus options
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Oct. 04	Plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V-A	400	Committed	High 80's	Australia	Sep. 04	Next to Esso/Origin late Apr., high 80's, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	High 90's	E. Timor	Dec. 04	Plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Q4 04
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		TOTAL	Low 40's	Indonesia	Mar. 07	Increase to mid 40's late Apr. 04
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04	Plus options

ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04	Assignment from ChevronTexaco
ENSCO III	Barge Rig		ChevronTexaco	Low 30's	Lake Maracaibo	Jun. 04
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Apr. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo